                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934


                           ALLIED CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)

                      Maryland                                    52-1081052
----------------------------------------------------  ------------------------------------
      (State of incorporation or organization)        (I.R.S. Employer Identification No.)


                           1919 Pennsylvania Avenue NW
                              Washington, DC 20006
                   ------------------------------------------
               (Address of principal executive offices, Zip Code)


        If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. /X/

        If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box. / /

Securities to be registered pursuant to Section 12(b) of the Securities Act:


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
                Title of Each Class                   Name of Each Exchange on which
                to be so Registered                   Each Class is to be Registered
----------------------------------------------------  ------------------------------
                    COMMON STOCK                          NEW YORK STOCK EXCHANGE


Securities to be registered pursuant to Section 12(g) of the Securities Act:

                                      None
                        --------------------------------
                                (Title of Class)

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Item 1.  Description of Registrant's Securities to Be Registered.

Registrant incorporates herein by reference to "Description of Securities" in the Registrant's Post-Effective Amendment No. 3 of the Form N-2 filed with the Securities and Exchange Commission and dated May 15, 2001, File No. 333-43534, and incorporates herein by reference to "Description of Securities" in the Prospectus filed on May 25, 2001, by Registrant pursuant to Rule 497, a description of the Registrant's Common Stock.


Item 2.  Exhibits.


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
        Exhibit
        Number    Exhibit Description
        -------   ---------------------
        1         Articles of Amendment and Restatement of the Articles of Incorporation,
                  (incorporated by reference to exhibit 3(i) filed with Allied Capital
                  Lending Corporation's Annual Report on Form 10-K for the year ended
                  December 31, 1996 as filed on March 31, 1997).
        2         Articles of Merger (incorporated by reference from Appendix B to the
                  Registrant's registration statement on Form N-14 filed on September 26,
                  1997 File No. 333-36459)).
        3         Amendment to the Amended and Restated Articles of Incorporation
                  (incorporated by reference from exhibit a.3 filed with Post-effective
                  Amendment No. 2 to the Registrant's registration statement on Form N-2 dated March 21, 2001 (File No. 333-43534)).
        4         Bylaws (incorporated by reference to exhibit  3.3 filed with the Registrant's
                  Annual Report on Form 10-K for the year ended December 31, 1999 filed on
                  March 29, 2000).
        5         Specimen certificate of the Registrant's Common Stock, par value $0.0001 per share
                  (incorporated by reference to Exhibit 2d filed with the Registrant's Post-Effective
                  Amendment No. 2 to Form N-2 dated May 5, 1998 (File No. 333-51899).

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                                    SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                           ALLIED CAPITAL CORPORATION



Date: May 31, 2001                         By: /s/ William L. Walton
                                           -------------------------
                                           Chairman and Chief Executive Officer